UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 14, 2006, the board of directors of Guardian Technologies International, Inc. (the “Company”), elected Ms. Gina Marie Lindsey and Mr. William J. Donovan as directors of the Company.  Ms. Lindsey and Mr. Donovan replace Mr. Robert A. Dishaw and Mr. M. Riley Repko following their resignation from the board of directors of the Company.  Mr. Dishaw will continue as a consultant to the Company. Ms. Lindsey has been designated a Class I director and Mr. Donovan has been designated a Class III director.

Since October 2004 to the present, Ms. Lindsey has been Executive Vice President of McBee Strategic Consulting, LLC (“McBee Strategic Consulting”), a Washington, D.C. lobbying firm.   From August 1993 to August 2004, Ms. Lindsey was Aviation Director of the Seattle-Tacoma International Airport (Sea-Tac)/Port of Seattle.  From September 1991 to July 1993, Ms. Lindey was Director of the Anchorage International Airport.  From November 1987 to September 1991, Ms. Lindsey was Development Manager and then Director of the Alaska International Airport System. From March 1981 to November 1987, Ms. Lindsey held various positions with the Department of Transportation and Public Facilities, including Statewide Aviation Manager. Ms. Lindsey is a member of the Airport Cooperative Research Board and the Executive Council for Next Generation Air Transportation System. Ms. Lindsey received a B.A. in Communications Media from Walla Walla College in 1976.  Since March 15, 2006, McBee Strategic Consulting has provided certain general business and governmental consulting services to the Company related to federal legislative and regulatory activity pursuant to the terms of an Independent Contractor Services Agreement.  Under the terms of such agreement, the Company has agreed to pay McBee Strategic Consulting a monthly retainer of $15,000.  The Independent Contractor Services Agreement is for a term of one year with annual renewals unless otherwise terminated by either party.

Mr. William J. Donovan has been President and Chief Operating Officer of the Company since November 2005 and, from August 2003 until January 2006, Mr. Donovan was the Chief Financial Officer of the Company.

A press release, dated August 17, 2006, regarding the election of Ms. Lindsey and Mr. Donovan and the resignations of Mr. Dishaw and Mr. Repko as directors of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 8.01.

Other Events

On August 16, 2006, the Company issued a press release regarding the election of Ms. Lindsey and Mr. Donovan and the resignation of Mr. Dishaw and Mr. M. Riley Repko as directors of the Company. A copy of the press release, dated August 17, 2006, is furnished as Exhibit 99.1 to this report and is incorporated herein by reference thereto.

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits.

99.1

Press Release dated August 17, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: August 18, 2006	By: /s/ William J. Donovan President and Chief Operating Officer

4